UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-1512
Oppenheimer Capital Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2009

Item 1. Reports to Stockholders.
August 31, 2009 Oppenheimer Capital Income Fund Management Commentaries and Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	3.3%
Pharmaceuticals	3.3
Insurance	2.6
Chemicals	2.2
Diversified Telecommunication Services	1.9
Media	1.9
Food & Staples Retailing	1.3
Tobacco	1.2
Beverages	1.1
Aerospace & Defense	1.1
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on net assets.

Top Ten Common Stock Holdings

Everest Re Group Ltd.	1.6%
Merck & Co., Inc.	1.4
AT&T, Inc.	1.4
Philip Morris International, Inc.	1.2
Molson Coors Brewing Co., Cl. B, Non-Vtg.	1.1
BP plc, ADR	1.1
Lubrizol Corp. (The)	1.1
Pfizer, Inc.	1.1
Tyco International Ltd.	1.1
B&G Foods, Inc.	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
10 | OPPENHEIMER CAPITAL INCOME FUND

Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on the total market value of investments.
11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In the midst of a historically volatile market environment, the Fund’s Class A shares (without sales charge) returned –25.18% for the one year ended August 31, 2009, while its benchmarks, the S&P 500 Index and the Russell 3000 Value Index, returned –18.25% and –20.30%, respectively.
     The Fund’s equity component outperformed the Russell 3000 Value Index during the reporting period. The Fund outperformed the benchmark within the consumer staples and financials sectors, primarily due to better relative stock selection. Its overweight position to the energy sector benefited relative performance, as did its underweight position to the industrials and materials sectors. The Fund underperformed the benchmark in the consumer discretionary, information technology and telecommunication services sectors.
     In the first half of the reporting period, the fixed-income portion of the Fund delivered very disappointing results. Immediately prior to the start of the reporting period, domestic economic conditions significantly worsened and panic spread. Three primary performance factors emerged, which negatively affected the Fund’s fixed income portfolio. First, there was an unprecedented and unanticipated widening of credit spreads of mortgage-backed securities (MBS) over Treasury securities, which accelerated during November and had a negative impact on the Fund’s positions in the commercial mortgage-backed securities (CMBS) sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one.
     Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly rated non-Treasury securities, such as the ones the Fund held, which also contributed to the Fund’s poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the Fund’s bond team to either scale back or hedge away portfolio holdings that detracted from performance. The Fund’s performance was hurt by positions it had entered into in various sectors (such as the financial and auto-related sectors); investments in high-yield debt of auto-related companies and auto-financing entities also detracted from the Fund’s returns. In the first quarter of 2009, the Fund eliminated or significantly reduced most of these positions.
     Over the second half of the reporting period, by early March, evidence had appeared that the aggressive measures taken by governments around the globe had succeeded in stabilizing the credit markets to a degree. Markets were cheered by this news, and investors began to grow more tolerant of risk as they looked forward to a resumption of economic
12 | OPPENHEIMER CAPITAL INCOME FUND

growth. As a result, some of the bond market sectors that had been severely affected during the downturn began to rally in a sustained rebound that persisted through the reporting period’s end. During this time, the Fund benefited from its exposure to residential mortgages, primarily agency mortgages, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, the flock to U.S. Treasuries came to an end. As a result, the Fund’s minimal exposure to U.S. Treasuries over the second half of the reporting period also benefited performance, as they were one of the few areas to experience negative returns over the second half of the reporting period. The investment-grade corporate bonds in the portfolio also performed well during the second half of the reporting period.
     When Michelle Borré and Krishna Memani took over the Fund in April 2009, they took a more conservative stance while they continued to reposition the portfolio and seek new investment opportunities. As part of this strategy, the Fund’s allocation to Oppenheimer Institutional Money Market Fund was increased significantly from the beginning of the reporting period. At period end, a majority of the Fund’s assets were allocated to equities and fixed-income investments, with an approximate 21% allocation to Oppenheimer Institutional Money Market Fund, from the under 1% allocation at the beginning of the reporting period.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 3000 Value Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies with lower-price-to-book ratios and lower forecasted growth values. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER CAPITAL INCOME FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER CAPITAL INCOME FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
19 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2009	August 31, 2009	August 31, 2009

Actual
Class A	$1,000.00	$1,252.10	$5.12
Class B	1,000.00	1,245.40	10.17
Class C	1,000.00	1,246.60	10.06
Class N	1,000.00	1,249.20	7.11

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.67	4.59
Class B	1,000.00	1,016.18	9.14
Class C	1,000.00	1,016.28	9.04
Class N	1,000.00	1,018.90	6.38
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.90%
Class B	1.79
Class C	1.77
Class N	1.25
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS August 31, 2009

	Shares	Value

Common Stocks—29.3%
Consumer Discretionary—2.5%
Hotels, Restaurants & Leisure—0.6%
Burger King Holdings, Inc.	600,000	$10,758,000
Media—1.9%
Cablevision Systems Corp. New York Group, Cl. A	400,000	8,936,000
Cinemark Holdings, Inc.	700,000	7,028,000
Comcast Corp., Cl. A Special, Non-Vtg.	732,100	10,681,339
Time Warner Cable, Inc.	150,000	5,538,000

		32,183,339

Consumer Staples—4.6%
Beverages—1.1%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	419,000	19,852,220
Food & Staples Retailing—1.3%
Kroger Co. (The)	565,000	12,198,350
Walgreen Co.	300,000	10,164,000

		22,362,350

Food Products—1.0%
B&G Foods, Inc.	957,500	16,689,225
Tobacco—1.2%
Philip Morris International, Inc.	473,000	21,620,830
Energy—3.3%
Oil, Gas & Consumable Fuels—3.3%
BP plc, ADR	375,000	19,293,750
Chevron Corp.	203,900	14,260,766
Enbridge Energy Management LLC[1]	1	3
Kinder Morgan Management LLC[1]	158,030	7,479,577
Marathon Oil Corp.	316,750	9,778,073
Williams Cos., Inc. (The)	429,500	7,060,980

		57,873,149

Financials—4.1%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	41,000	6,783,860
Diversified Financial Services—0.8%
JPMorgan Chase & Co.[2]	339,450	14,752,497
Insurance—2.6%
Assurant, Inc.	100,000	2,995,000
Everest Re Group Ltd.	335,750	28,307,083
MetLife, Inc.	175,000	6,608,000
Transatlantic Holdings, Inc.	156,000	7,622,160

		45,532,243
F1 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts—0.3%
Starwood Property Trust, Inc.[1]	249,900	$4,945,521
Health Care—3.6%
Health Care Providers & Services—0.3%
Aetna, Inc.	214,000	6,099,000
Pharmaceuticals—3.3%
Abbott Laboratories	70,000	3,166,100
Merck & Co., Inc.	753,000	24,419,790
Pfizer, Inc.	1,125,000	18,787,500
Schering-Plough Corp.	200,000	5,636,000
Wyeth	100,000	4,785,000

		56,794,390

Industrials—2.7%
Aerospace & Defense—1.1%
Lockheed Martin Corp.	201,500	15,108,470
Raytheon Co.	75,000	3,538,500

		18,646,970

Electrical Equipment—0.1%
General Cable Corp.[1]	70,000	2,469,600
Industrial Conglomerates—1.0%
Tyco International Ltd.	582,500	18,459,425
Machinery—0.5%
Navistar International Corp.[1]	190,000	8,215,600
SystemOne Technologies, Inc.[1,3]	197,142	1,380

		8,216,980

Information Technology—2.6%
Communications Equipment—0.6%
QUALCOMM, Inc.	205,000	9,516,100
Computers & Peripherals—0.3%
International Business Machines Corp.	42,000	4,958,100
IT Services—0.3%
Accenture Ltd., Cl. A	140,000	4,620,000
Semiconductors & Semiconductor Equipment—0.9%
Intel Corp.	265,000	5,384,800
Teradyne, Inc.[1]	1,345,000	11,096,250

		16,481,050

Software—0.5%
Microsoft Corp.	155,000	3,820,750
Oracle Corp.	227,000	4,964,490

		8,785,240
F2 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Materials—2.2%
Chemicals—2.2%
Celanese Corp., Series A	445,000	$11,334,150
Lubrizol Corp. (The)	299,575	19,088,919
Potash Corp. of Saskatchewan, Inc.	95,000	8,408,450

		38,831,519

Telecommunication Services—2.2%
Diversified Telecommunication Services—1.9%
AT&T, Inc.	918,500	23,926,925
Consolidated Communications Holdings, Inc.	446,250	6,292,125
Windstream Corp.	400,000	3,428,000

		33,647,050

Wireless Telecommunication Services—0.3%
American Tower Corp.[1]	161,000	5,095,650
Utilities—1.5%
Electric Utilities—0.9%
Cleco Corp.	292,500	7,142,850
FirstEnergy Corp.	185,500	8,371,615

		15,514,465

Multi-Utilities—0.6%
CenterPoint Energy, Inc.	442,500	5,487,000
CMS Energy Corp.	380,000	5,095,800

		10,582,800

Total Common Stocks (Cost $466,146,316)		512,071,573

Preferred Stocks—4.1%
Affiliated Managers Group, Inc., 5.10% Cv.[4]	120,000	3,930,000
Bank of America Corp., 7.25% Non-Cum. Cv.	5,000	4,315,000
Celanese Corp., 4.25% Cum. Cv.	256,000	8,480,000
Freeport-McMoRan Copper & Gold, Inc., 6.75% Cv., Non-Vtg.	50,000	4,775,000
H.J. Heinz Finance Co., 8% Cum., Series B4	40	4,130,000
Johnson Controls, Inc., 11.50% Cv. Equity Units, each equity unit consists of a stated amount of $50 in the form of corporate units, each of which consists of a purchase contract to purchase $1,000 principal amount of 11.50% Sub. Nts., due 2042[5]	30,000	3,816,000
Kansas City Southern, Inc., 5.125% Cum. Cv., Non-Vtg.	2,000	1,758,000
Mylan, Inc., 6.50% Cv., Non-Vtg.	6,000	5,819,700
PNC Financial Services Group, Inc., 9.875%, Series F	75,000	1,992,000
Schering-Plough Corp., 6% Cv.	44,124	10,691,686
SLM Corp., 7.25% Cum. Cv., Series C, Non-Vtg.	28,100	14,239,675
F3 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks Continued
Vale Capital Ltd., 5.50% Cv.	30,000	$1,195,500
Wells Fargo & Co., 7.50% Cv., Series L	7,000	5,967,500

Total Preferred Stocks (Cost $60,716,142)		71,110,061

	Principal
	Amount

Mortgage-Backed Obligations—29.6%
Government Agency—26.2%
FHLMC/FNMA/Sponsored—24.5%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	$5,149,727	5,401,599
5%, 12/15/34	434,407	448,499
6%, 5/15/18	1,963,278	2,100,462
6.50%, 7/1/28-4/1/34	643,530	691,883
7%, 10/1/31	737,868	810,419
8%, 4/1/16	248,794	269,511
9%, 8/1/22-5/1/25	75,629	83,745
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.593%, 3/25/36[6]	815,433	985,767
Series 2034, Cl. Z, 6.50%, 2/15/28	401,661	432,810
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,346,982	1,439,981
Series 2053, Cl. Z, 6.50%, 4/15/28	396,814	425,425
Series 2279, Cl. PK, 6.50%, 1/15/31	754,866	817,919
Series 2326, Cl. ZP, 6.50%, 6/15/31	374,546	400,705
Series 2426, Cl. BG, 6%, 3/15/17	2,763,736	2,979,050
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,485,829	1,589,816
Series 2461, Cl. PZ, 6.50%, 6/15/32	2,156,880	2,332,509
Series 2500, Cl. FD, 0.773%, 3/15/32[6]	198,265	195,181
Series 2526, Cl. FE, 0.673%, 6/15/29[6]	258,977	252,960
Series 2538, Cl. F, 0.873%, 12/15/32[6]	3,087,083	3,060,399
Series 2551, Cl. FD, 0.673%, 1/15/33[6]	195,501	192,649
Series 2626, Cl. TB, 5%, 6/1/33	2,764,000	2,946,596
Series 2648, Cl. JE, 3%, 2/1/30	5,347,451	5,387,893
Series 2663, Cl. BA, 4%, 8/1/16	3,528,146	3,641,642
Series 2686, Cl. CD, 4.50%, 2/1/17	5,870,791	6,089,927
Series 3019, Cl. MD, 4.75%, 1/1/31	3,832,751	3,975,350
Series 3025, Cl. SJ, 23.75%, 8/15/35[6]	270,063	325,719
Series 3094, Cl. HS, 23.383%, 6/15/34[6]	533,726	626,600
Series 3157, Cl. MC, 5.50%, 2/1/26	5,330,485	5,468,618
Series 3279, Cl. PH, 6%, 2/1/27	5,525,000	5,713,368
Series 3306, Cl. PA, 5.50%, 10/1/27	3,259,246	3,358,915
Series R001, Cl. AE, 4.375%, 4/1/15	2,430,523	2,508,347
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Mtg.-Backed Security, Series 3399, Cl. SC, 19.782%, 12/15/37[7]	23,242,565	2,360,966
F4 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 3045, Cl. DI, 43.32%, 10/15/35[7]	$26,978,411	$3,167,152
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.245%, 6/1/26[7]	357,454	83,105
Series 183, Cl. IO, 10.40%, 4/1/27[7]	558,963	129,247
Series 184, Cl. IO, 18.151%, 12/1/26[7]	609,182	141,557
Series 192, Cl. IO, 10.271%, 2/1/28[7]	180,814	39,755
Series 202, Cl. IO, (2.05)%, 4/1/29[7]	1,599,834	280,491
Series 2130, Cl. SC, 51.732%, 3/15/29[7]	427,083	68,887
Series 224, Cl. IO, 1.235%, 3/1/33[7]	1,216,887	227,393
Series 243, Cl. 6, (11.645)%, 12/15/32[7]	727,546	98,771
Series 2527, Cl. SG, 39.335%, 2/15/32[7]	1,009,833	48,994
Series 2531, Cl. ST, 52.685%, 2/15/30[7]	1,284,896	77,996
Series 2796, Cl. SD, 67.437%, 7/15/26[7]	627,537	102,198
Series 2802, Cl. AS, 99.999%, 4/15/33[7]	1,042,053	102,299
Series 2920, Cl. S, 78.116%, 1/15/35[7]	3,595,168	319,398
Series 3000, Cl. SE, 99.999%, 7/15/25[7]	3,701,522	404,831
Series 3110, Cl. SL, 99.999%, 2/15/26[7]	675,559	68,903
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.496%, 6/1/26[8]	170,140	142,210
Series 192, Cl. PO, 6.957%, 2/1/28[8]	180,814	157,823
Federal National Mortgage Assn.:
4.50%, 9/1/24-9/1/39[9]	20,680,000	20,928,185
5%, 3/1/39	7,075,421	7,272,897
5%, 9/1/24-9/1/39[9]	54,627,000	56,295,290
5.50%, 1/25/33-4/1/39	8,374,956	8,737,537
5.50%, 9/1/24-9/1/39[9]	67,654,000	70,474,988
6%, 10/1/37	4,751,611	5,011,929
6%, 9/1/24-9/1/39[9]	76,452,000	80,649,835
6.50%, 5/25/17-11/25/31	5,201,086	5,618,109
6.50%, 9/1/39[9]	23,397,000	25,023,840
7%, 11/1/17-7/25/35	1,379,830	1,476,962
7.50%, 1/1/33-3/25/33	8,003,381	8,922,491
8.50%, 7/1/32	32,509	36,038
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	1,088,877	1,186,436
Trust 1998-61, Cl. PL, 6%, 11/25/28	649,525	698,018
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	942,408	1,010,208
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,579,506	1,690,203
Trust 2003-130, Cl. CS, 13.569%, 12/25/33[6]	709,171	783,718
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	1,903,000	2,009,711
Trust 2003-28, Cl. KG, 5.50%, 4/25/23[10]	3,553,000	3,682,560
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,658,000	3,892,163
Trust 2004-81, Cl. KC, 4.50%, 4/1/17[10]	2,400,356	2,485,162
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	1,898,000	1,959,419
F5 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	$7,504,312	$7,866,221
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,499,954
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	927,540	946,303
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	4,996,764	5,251,786
Trust 2006-46, Cl. SW, 23.225%, 6/25/36[6]	654,330	855,489
Trust 2006-50, Cl. KS, 23.226%, 6/25/36[6]	1,913,912	2,364,229
Trust 2006-50, Cl. SK, 23.226%, 6/25/36[6]	172,102	226,285
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	1,368,649	1,412,695
Trust 2009-37, Cl. HA, 4%, 4/1/19	6,359,523	6,580,915
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 73.919%, 3/17/31[7]	496,091	79,784
Trust 2001-65, Cl. S, 50.565%, 11/25/31[7]	1,669,625	237,156
Trust 2001-81, Cl. S, 38.368%, 1/25/32[7]	380,883	43,749
Trust 2002-47, Cl. NS, 36.782%, 4/25/32[7]	767,010	85,750
Trust 2002-51, Cl. S, 37.142%, 8/25/32[7]	704,220	80,247
Trust 2002-52, Cl. SD, 40.525%, 9/25/32[7]	822,370	114,529
Trust 2002-60, Cl. SM, 52.78%, 8/25/32[7]	1,469,503	196,033
Trust 2002-7, Cl. SK, 52.815%, 1/25/32[7]	456,880	60,175
Trust 2002-75, Cl. SA, 53.317%, 11/25/32[7]	2,026,359	255,406
Trust 2002-77, Cl. BS, 43.409%, 12/18/32[7]	877,513	108,904
Trust 2002-77, Cl. JS, 41.713%, 12/18/32[7]	1,477,592	188,882
Trust 2002-77, Cl. SA, 43.612%, 12/18/32[7]	1,397,234	169,457
Trust 2002-77, Cl. SH, 46.443%, 12/18/32[7]	503,389	78,686
Trust 2002-89, Cl. S, 78.465%, 1/25/33[7]	2,098,063	301,133
Trust 2002-9, Cl. MS, 37.639%, 3/25/32[7]	479,799	68,221
Trust 2002-90, Cl. SN, 55.042%, 8/25/32[7]	756,702	93,330
Trust 2002-90, Cl. SY, 56.205%, 9/25/32[7]	318,540	39,776
Trust 2003-117, Cl. KS, 62.296%, 8/25/33[7]	12,411,223	1,471,730
Trust 2003-33, Cl. SP, 56.982%, 5/25/33[7]	1,797,751	256,735
Trust 2003-46, Cl. IH, (6.436)%, 6/1/33[7]	3,899,823	472,488
Trust 2003-89, Cl. XS, 65.857%, 11/25/32[7]	2,323,547	184,793
Trust 2004-54, Cl. DS, 52.001%, 11/25/30[7]	791,302	91,902
Trust 2005-19, Cl. SA, 75.193%, 3/25/35[7]	9,423,392	1,141,627
Trust 2005-40, Cl. SA, 75.952%, 5/25/35[7]	2,145,049	279,761
Trust 2005-6, Cl. SE, 85.976%, 2/25/35[7]	2,691,315	300,307
Trust 2005-71, Cl. SA, 73.515%, 8/25/25[7]	2,394,305	244,326
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[7]	5,986,281	573,895
Trust 2005-87, Cl. SG, 68.205%, 10/25/35[7]	11,057,925	1,100,897
Trust 2006-51, Cl. SA, 41.406%, 6/25/36[7]	24,316,995	2,593,101
Trust 222, Cl. 2, 15.846%, 6/1/23[7]	1,255,273	218,154
Trust 240, Cl. 2, 22.406%, 9/1/23[7]	1,998,495	424,463
Trust 252, Cl. 2, 22.675%, 11/1/23[7]	982,804	182,145
Trust 273, Cl. 2, 14.772%, 8/1/26[7]	268,310	62,121
Trust 303, Cl. IO, 20.006%, 11/1/29[7]	357,576	67,221
Trust 308, Cl. 2, 15.025%, 9/1/30[7]	897,021	160,662
Trust 320, Cl. 2, 8.232%, 4/1/32[7]	3,888,584	798,881
Trust 321, Cl. 2, 2.217%, 4/1/32[7]	3,526,361	690,965
Trust 331, Cl. 9, 8.673%, 2/1/33[7]	1,093,092	196,320
F6 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 334, Cl. 17, 15.794%, 2/1/33[7]	$642,881	$106,864
Trust 338, Cl. 2, 5.167%, 7/1/33[7]	798,393	137,470
Trust 339, Cl. 12, (0.636)%, 7/1/33[7]	2,637,785	422,897
Trust 339, Cl. 7, (15.154)%, 7/1/33[7]	3,776,607	452,032
Trust 343, Cl. 13, 5.952%, 9/1/33[7]	2,224,600	329,420
Trust 343, Cl. 18, (0.342)%, 5/1/34[7]	753,674	111,237
Trust 345, Cl. 9, (3.715)%, 1/1/34[7]	1,917,900	286,306
Trust 351, Cl. 10, (0.911)%, 4/1/34[7]	913,927	133,618
Trust 351, Cl. 8, 0.183%, 4/1/34[7]	1,443,554	210,980
Trust 356, Cl. 10, (5.78)%, 6/1/35[7]	1,245,267	186,422
Trust 356, Cl. 12, (7.585)%, 2/1/35[7]	636,680	94,340
Trust 362, Cl. 12, (4.341)%, 8/1/35[7]	3,477,390	525,902
Trust 362, Cl. 13, (6.361)%, 8/1/35[7]	1,912,205	289,564
Trust 364, Cl. 16, (7.658)%, 9/1/35[7]	2,685,312	412,949
Trust 365, Cl. 16, 11.972%, 3/1/36[7]	7,706,847	1,105,493
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.278%, 9/25/23[8]	471,454	380,134

		428,725,156

GNMA/Guaranteed—1.7%
Government National Mortgage Assn.:
4.50%, 9/1/39[9]	27,225,000	27,454,725
8.50%, 8/1/17-12/15/17	115,273	125,380
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.153%, 1/16/27[7]	848,956	120,569
Series 2002-15, Cl. SM, 70.991%, 2/16/32[7]	813,830	113,126
Series 2002-41, Cl. GS, 60.656%, 6/16/32[7]	456,839	78,707
Series 2002-76, Cl. SY, 75.251%, 12/16/26[7]	2,109,203	307,194
Series 2004-11, Cl. SM, 56.067%, 1/17/30[7]	683,054	100,757
Series 2006-47, Cl. SA, 80.021%, 8/16/36[7]	13,117,797	1,327,798

		29,628,256

Non-Agency—3.4%
Commercial—2.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	10,720,000	8,012,318
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.299%, 12/1/49[6]	4,850,000	3,309,360
Citigroup, Inc Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	3,140,000	3,088,640
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	1,853,493	1,949,064
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	998,693	1,007,692
Series 2005-C4, Cl. AM, 5.513%, 11/1/45[6]	2,310,000	1,848,020
F7 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16	$2,415,000	$2,592,742
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	3,200,000	2,569,697
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	520,000	514,734
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	8,480,000	8,473,602
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[6]	6,050,000	4,253,492
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 5.902%, 2/1/51[6]	1,800,000	1,442,291

		39,061,652

Multifamily—0.2%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 4.65%, 10/1/35[6]	6,030,000	3,991,119
Other—0.3%
Greenwich Capital Commercial Mortgage 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.44%, 3/1/39	5,315,000	4,548,396
Residential—0.7%
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	7,840,000	5,562,947
CWALT Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	3,000,026	2,442,193
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 3.759%, 5/1/34[6]	4,143,253	3,441,834

		11,446,974

Total Mortgage-Backed Obligations (Cost $514,680,355)		517,401,553

Asset-Backed Securities—4.0%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.746%, 5/25/34[6]	2,123,397	1,441,668
Babcock & Brown Air Funding Ltd., Asset-Backed Certificates, Series 2007-1A, Cl. G1, 0.574%, 10/14/33[3,6]	62,115,657	36,648,238
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	2,215,000	2,305,503
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	5,455,000	5,679,495
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	430,000	394,320
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	3,325,000	3,375,494
F8 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.006%, 2/25/33[6]	$44,821	$27,748
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[6]	876,887	697,564
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[6]	509,654	399,881
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	1,665,000	1,680,020
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	4,210,000	4,232,782
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11[3]	1,850,000	1,842,415
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.533%, 1/20/35[6]	708,104	612,749
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.623%, 3/15/16[6]	4,080,000	3,437,300
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	5,475,000	5,643,054
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.366%, 7/1/36[6]	1,310,114	978,138
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.306%, 9/25/36[6]	237,368	234,019

Total Asset-Backed Securities (Cost $67,982,721)		69,630,388

U.S. Government Obligations—0.7%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	6,265,000	6,252,564
Federal National Mortgage Assn. Nts.:
2.50%, 5/15/14	2,655,000	2,643,244
3%, 9/16/14	2,415,000	2,456,041

Total U.S. Government Obligations (Cost $11,320,785)		11,351,849

Non-Convertible Corporate Bonds and Notes—13.7%
Consumer Discretionary—1.4%
Automobiles—0.3%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	1,425,000	1,519,096
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	3,270,000	3,302,458

		4,821,554

Hotels, Restaurants & Leisure—0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	1,730,000	1,755,083
Household Durables—0.1%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[3]	1,960,000	1,960,000
Media—0.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	1,580,000	1,702,120
CCH I Holdings LLC, 9.92% Sr. Unsec. Nts., 4/1/14[11]	15,000,000	206,250
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	920,000	1,158,491
F9 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Media Continued
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17	$1,635,000	$1,957,002
DISH DBS Corp., 7.875% Sr. Nts., 9/1/19[4]	1,490,000	1,476,963
News America, Inc., 6.65% Sr. Unsec. Unsub. Nts., 11/15/37	680,000	701,529
Time Warner Cable, Inc., 7.30% Sr. Nts., 7/1/38	545,000	618,959
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	1,180,000	1,375,303
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	805,000	972,651
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36	1,365,000	1,379,671
Viacom, Inc., 6.25% Sr. Unsec. Nts., 4/30/16	605,000	649,883

		12,198,822

Specialty Retail—0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	1,520,000	1,467,803
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	2,120,000	2,253,976

		3,721,779

Consumer Staples—1.7%
Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc.:
7.75% Sr. Unsec. Unsub. Nts., 1/15/19[4]	1,188,000	1,393,408
8% Sr. Nts., 11/15/39[4]	545,000	680,325

		2,073,733

Food & Staples Retailing—0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	785,000	1,016,014
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11	945,000	1,009,111
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14	1,610,000	1,593,900

		3,619,025

Food Products—1.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	1,593,000	1,635,809
8.50% Sr. Unsec. Nts., 6/15/19	1,210,000	1,367,150
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	5,000,000	4,743,750
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	10,000,000	9,850,000
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39[4]	1,265,000	1,490,451
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	1,330,000	1,424,592

		20,511,752

Tobacco—0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	2,910,000	3,565,329
Energy—1.9%
Energy Equipment & Services—0.1%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	1,960,000	2,067,800
F10 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp., 7.95% Sr. Unsec. Unsub. Nts., 6/15/39	$1,015,000	$1,191,676
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	6,936,000	6,398,460
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	1,320,000	1,382,559
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	1,775,000	1,801,625
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	1,595,000	1,689,836
Hess Corp., 6.65% Sr. Unsec. Unsub. Nts., 8/15/11	815,000	875,829
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	2,910,000	2,949,500
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11	1,058,000	1,139,756
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	1,260,000	1,524,761
Nexen, Inc.:
6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	1,665,000	1,546,154
7.50% Nts., 7/30/39	680,000	714,800
Noble Energy, Inc., 8.25% Sr. Unsec. Nts., 3/1/19	1,540,000	1,840,519
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	1,635,000	1,643,175
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35	800,000	759,140
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[4]	557,994	579,160
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	1,750,000	1,853,681
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	845,000	878,628
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	130,000	133,690
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	1,150,000	1,297,635
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18	535,000	589,999

		30,790,583

Financials—4.7%
Capital Markets—1.7%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	1,490,000	1,504,003
Credit Suisse New York, 6% Unsec. Sub. Nts., 2/15/18	1,720,000	1,771,913
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	2,720,000	2,404,640
Goldman Sachs Group, Inc. (The):
0.856% Sr. Unsec. Nts., Series B, 3/2/10[6]	2,500,000	2,492,758
6.75% Unsec. Sub. Nts., 10/1/37	5,000,000	5,021,615
7.50% Sr. Unsec. Nts., 2/15/19	955,000	1,101,397
Morgan Stanley:
2.55% Sr. Unsec. Nts., Series F, 5/14/10[6]	5,000,000	5,044,850
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	670,000	668,403
6.25% Sr. Unsec. Nts., 8/28/17	5,000,000	5,163,415
7.30% Sr. Unsec. Nts., 5/13/19	4,355,000	4,858,442

		30,031,436

Commercial Banks—0.5%
Barclays Bank plc, 6.278% Perpetual Bonds[12]	3,090,000	2,193,900
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[6]	2,670,000	1,802,250
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	1,705,000	1,739,905
F11 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Commercial Banks Continued
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	$755,000	$754,080
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36	2,810,000	2,318,250

		8,808,385

Consumer Finance—0.2%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13[13]	1,280,000	1,329,286
American Express Co., 8.125% Sr. Unsec. Nts., 5/20/19	940,000	1,053,786
Capital One Financial Corp., 5.70% Sr. Unsec. Unsub. Nts., 9/15/11	1,530,000	1,579,788

		3,962,860

Diversified Financial Services—1.3%
Citigroup, Inc.:
5.50% Unsec. Sub. Nts., 2/15/17	850,000	752,548
6.125% Sub. Nts., 8/25/36	1,510,000	1,185,687
8.125% Sr. Unsec. Nts., 7/15/39	2,680,000	2,762,619
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[12]	10,835,000	10,357,209
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	6,395,000	6,810,969

		21,869,032

Insurance—0.8%
Axa SA, 6.379% Sub. Perpetual Bonds[4,12]	1,845,000	1,374,525
Hartford Financial Services Group, Inc. (The), 6% Sr. Unsec. Nts., 1/15/19	1,985,000	1,760,685
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	1,668,000	1,670,981
MetLife, Inc.:
6.40% Jr. Unsec. Sub. Bonds, 12/15/36[6]	1,290,000	1,028,775
10.75% Jr. Sub. Nts., 8/1/39	5,000,000	5,641,700
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[4]	1,660,000	1,680,307
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[4]	1,485,000	1,437,094

		14,594,067

Real Estate Investment Trusts—0.2%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11	1,664,000	1,711,971
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15[4,9]	1,780,000	1,757,417

		3,469,388

Health Care—0.4%
Health Care Providers & Services—0.1%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	1,360,000	1,406,277
Life Sciences Tools & Services—0.1%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	2,605,000	2,686,422
Pharmaceuticals—0.2%
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35	1,575,000	1,573,789
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19	1,695,000	1,745,891

		3,319,680
F12 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Industrials—0.9%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[4]	$1,650,000	$1,793,307
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	1,785,000	1,677,900
Meccanica Holdings USA:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19[4]	810,000	863,471
7.375% Sr. Unsec. Unsub. Nts., 7/15/39[4]	1,345,000	1,537,359

		5,872,037

Commercial Services & Supplies—0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	1,195,000	1,182,033
Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19[9]	1,753,000	1,782,294
Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38	1,095,000	975,174
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	2,875,000	3,112,432

		4,087,606

Road & Rail—0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	2,540,000	2,952,021
Union Pacific Corp., 5.75% Sr. Unsec. Unsub. Nts., 11/15/17	805,000	863,272

		3,815,293

Materials—0.7%
Chemicals—0.1%
Yara International ASA, 7.875% Nts., 6/11/19[4]	1,495,000	1,655,681
Containers & Packaging—0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	1,790,000	1,798,950
Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15	1,615,000	1,685,509
Vale Overseas Ltd., 6.875% Bonds, 11/21/36	1,700,000	1,711,382
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,490,000	1,461,781
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,071,000	1,020,131
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[4]	753,000	664,081

		6,542,884

Paper & Forest Products—0.1%
MeadWestvaco Corp., 7.375% Sr. Unsec. Unsub. Nts., 9/1/19	1,780,000	1,812,602
Telecommunication Services—1.0%
Diversified Telecommunication Services—1.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	2,380,000	2,508,441
F13 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Diversified Telecommunication Services Continued
British Telecommunications plc, 9.625% Bonds, 12/15/30	$1,071,000	$1,350,755
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10	1,045,000	1,102,776
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	1,635,000	1,551,206
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[6]	1,356,000	1,426,554
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	2,795,000	2,866,697
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	1,320,000	1,400,079
Telus Corp., 8% Nts., 6/1/11	2,160,000	2,352,221
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	1,895,000	2,056,609

		16,615,338

Wireless Telecommunication Services—0.0%
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	270,000	299,935
Utilities—1.0%
Electric Utilities—0.5%
Allegheny Energy Supply Co. LLC, 7.80% Sr. Unsec. Nts., 3/15/11	2,693,000	2,863,243
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35	1,015,000	933,550
Exelon Generation Co. LLC, 6.20% Sr. Nts., 10/1/17	831,000	883,626
FirstEnergy Corp., 6.45% Unsec. Unsub. Nts., Series B, 11/15/11	1,345,000	1,440,120
FirstEnergy Solutions Corp., 6.05% Sr. Unsec. Nts., 8/15/21[4]	1,753,000	1,775,552

		7,896,091

Energy Traders—0.2%
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16	1,625,000	1,557,969
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	1,020,000	1,135,120

		2,693,089

Gas Utilities—0.0%
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19	645,000	793,647
Multi-Utilities—0.3%
Dominion Resources, Inc., 5.20% Sr. Unsub. Nts., 8/15/09	1,790,000	1,849,219
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10	1,355,000	1,425,513
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	825,000	908,509
9.80% Sr. Unsec. Nts., 2/15/19	1,435,000	1,820,569

		6,003,810

Total Non-Convertible Corporate Bonds and Notes (Cost $241,607,441)		240,084,297

Convertible Corporate Bonds and Notes—12.6%
Consumer Discretionary—2.1%
Auto Components—0.1%
BorgWarner, Inc., 3.50% Cv. Sr. Unsec. Nts., 4/15/12	1,500,000	1,818,750
Leisure Equipment & Products—0.1%
Smith & Wesson Holding Corp., 4% Cv. Sr. Unsec. Nts., 12/15/26	1,500,000	1,327,500
F14 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Convertible Corporate Bonds and Notes Continued
Media—1.1%
Liberty Media Corp., 3.125% Cv. Sr. Unsec. Unsub. Debs., 3/30/23	$13,500,000	$13,027,500
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom, Inc., Cl. B common stock or cash based on the value thereof)	13,500,000	6,682,500

		19,710,000

Specialty Retail—0.8%
CSK Auto, Inc., 6.75% Cv. Sr. Unsec. Nts., 12/15/25[3,6]	11,000,000	13,172,060
Consumer Staples—1.1%
Food & Staples Retailing—1.1%
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12	23,000,000	18,917,500
Energy—1.9%
Energy Equipment & Services—0.8%
SESI LLC, 1.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/26[6]	3,000,000	2,643,750
Transocean, Inc., 1.50% Cv. Sr. Unsec. Unsub. Nts., Series B, 12/15/37	12,000,000	11,325,000

		13,968,750

Oil, Gas & Consumable Fuels—1.1%
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts., 6/1/28	14,500,000	10,893,125
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/66	6,000,000	4,830,000
Pioneer Natural Resources Co., 2.875% Cv. Sr. Unsec. Nts., 1/15/38	5,000,000	4,556,250

		20,279,375

Financials—1.1%
Commercial Banks—1.1%
National City Corp., 4% Cv. Sr. Unsec. Nts., 2/1/11	19,500,000	19,597,500
Health Care—1.6%
Biotechnology—0.4%
Amylin Pharmaceuticals, Inc., 2.50% Cv. Sr. Unsec. Nts., 4/15/11	8,000,000	7,240,000
Health Care Equipment & Supplies—0.6%
Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37[6]	12,000,000	9,750,000
Health Care Providers & Services—0.4%
LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25	4,000,000	3,375,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000	4,156,250

		7,531,250

Pharmaceuticals—0.2%
Medicis Pharmaceutical Corp., 2.50% Cv. Sr. Unsec. Nts., 6/4/32	3,500,000	3,189,375
Industrials—0.9%
Commercial Services & Supplies—0.4%
Covanta Holding Corp., 1% Cv. Unsec. Debs., 2/1/27	5,000,000	4,500,000
Waste Connections, Inc., 3.75% Cv. Sr. Unsec. Nts., 4/1/26	3,000,000	3,131,250

		7,631,250
F15 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Convertible Corporate Bonds and Notes Continued
Electrical Equipment—0.3%
General Cable Corp.:
1% Cv. Sr. Nts., 10/15/12[4]	$4,000,000	$3,395,000
1% Cv. Sr. Unsec. Unsub. Nts., 10/15/12	1,000,000	848,750

		4,243,750

Machinery—0.0%
SystemOne Technologies, Inc.:
2.888% Cv. Sub. Nts., 12/31/06[1,3,11]	5,010,702	50,107
8.25% Cv. Sub. Nts., 12/31/06[1,3,11]	4,093,771	40,938

		91,045

Trading Companies & Distributors—0.2%
United Rentals North America, Inc., 1.875% Cv. Sr. Unsec. Sub. Nts., 10/15/23	3,300,000	3,114,364
Information Technology—2.6%
Communications Equipment—1.1%
Lucent Technologies, Inc.:
2.875% Cv. Sr. Unsec. Debs., Series A, 6/15/23	3,000,000	2,917,500
2.875% Cv. Sr. Unsec. Debs., Series B, 6/15/25	20,210,000	16,168,000

		19,085,500

Internet Software & Services—0.1%
VeriSign, Inc., 3.25% Cv. Jr. Unsec. Sub. Bonds, 8/15/37	3,000,000	2,475,000
IT Services—0.2%
VeriFone Holdings, Inc., 1.375% Cv. Sr. Unsec. Nts., 6/15/12	4,000,000	3,265,000
Semiconductors & Semiconductor Equipment—1.1%
Advanced Micro Devices, Inc., 5.75% Cv. Sr. Unsec. Nts., 8/15/12	19,000,000	15,366,250
Teradyne, Inc., 4.50% Cv. Sr. Unsec. Nts., 3/15/14	2,000,000	3,422,500

		18,788,750

Software—0.1%
Lawson Software, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 4/15/12	2,000,000	1,885,000
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12	27,750,000	23,656,875

Total Convertible Corporate Bonds and Notes (Cost $221,797,725)		220,738,594

Event-Linked Bonds—0.4%
Calabash Re II Ltd. Catastrophe Linked Nts., Series A1, 9.024%, 1/8/10[3,6]	3,000,000	2,918,700
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 7.664%, 4/6/12[4,6]	1,923,000	2,747,182
Fremantle Ltd. Catastrophe Linked Nts., Cl. B, 2.609%, 6/28/10[4,6]	1,000,000	977,500

Total Event-Linked Bonds (Cost $6,733,165)		6,643,382
F16 | OPPENHEIMER CAPITAL INCOME FUND

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased—0.2%
BB&T Corp. Put[1]	9/21/09	$20.00	3,000	$15,000
JPMorgan Chase & Co. Call[1]	12/21/09	39.00	2,600	1,617,200
New York Community Bancorp, Inc. Put[1]	10/19/09	12.50	3,000	555,000
New York Community Bancorp, Inc. Put[1]	1/18/10	12.50	1,800	414,000

Total Options Purchased (Cost $3,643,520)				2,601,200

	Shares

Investment Company—20.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.33%[14,15] (Cost $365,623,670)	365,623,670	365,623,670

Total Investments, at Value (Cost $1,960,251,840)	115.5%	2,017,256,567
Liabilities in Excess of Other Assets	(15.5)	(270,694,658)

Net Assets	100.0%	$1,746,561,909

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 5 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of August 31, 2009 was $56,633,838, which represents 3.24% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,476,497 or 2.26% of the Fund’s net assets as of August 31, 2009.

5.	Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $28,289,300 or 1.62% of the Fund’s net assets as of August 31, 2009.

8.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $680,167 or 0.04% of the Fund’s net assets as of August 31, 2009.

9.	When-issued security or delayed delivery to be delivered and settled after August 31, 2009. See Note 1 of accompanying Notes.

10.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,251,772. See Note 5 of accompanying Notes.

11.	Issue is in default. See Note 1 of accompanying Notes.
F17 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
12.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 5 of accompanying Notes.

14.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2008	Additions	Reductions	August 31, 2009

OFI Liquid Assets Fund, LLC	84,913,640	29,972,133	114,885,773	—
Oppenheimer Institutional Money Market Fund, Cl. E	17,293,828	2,125,602,912	1,777,273,070	365,623,670

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$121,165	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	365,623,670	974,685

	$365,623,670	$1,095,850

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
15.	Rate shown is the 7-day yield as of August 31, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$42,941,339	$—	$—	$42,941,339
Consumer Staples	80,524,625	—	—	80,524,625
Energy	57,873,149	—	—	57,873,149
Financials	72,014,121	—	—	72,014,121
Health Care	62,893,390	—	—	62,893,390
Industrials	47,792,975	—	—	47,792,975
Information Technology	44,360,490	—	—	44,360,490
Materials	38,831,519	—	—	38,831,519
Telecommunication Services	38,742,700	—	—	38,742,700
F18 | OPPENHEIMER CAPITAL INCOME FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Utilities	$26,097,265	$—	$—	$26,097,265
Preferred Stocks	15,603,200	55,506,861	—	71,110,061
Mortgage-Backed Obligations	—	517,401,553	—	517,401,553
Asset-Backed Securities	—	32,982,150	36,648,238	69,630,388
U.S. Government Obligations	—	11,351,849	—	11,351,849
Non-Convertible Corporate Bonds and Notes	—	240,084,297	—	240,084,297
Convertible Corporate Bonds and Notes	—	220,647,549	91,045	220,738,594
Event-Linked Bonds	—	6,643,382	—	6,643,382
Options Purchased	2,601,200	—	—	2,601,200
Investment Company	365,623,670	—	—	365,623,670

Total Investments, at Value	895,899,643	1,084,617,641	36,739,283	2,017,256,567
Other Financial Instruments:
Appreciated swaps, at value	—	446,430	—	446,430
Depreciated swaps, at value	—	7,396,725	—	7,396,725
Futures margins	650,263	—	—	650,263

Total Assets	$896,549,906	$1,092,460,796	$36,739,283	$2,025,749,985

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(254,632)	$—	$(254,632)
Depreciated swaps, at value	—	(1,642,325)	—	(1,642,325)
Options written, at value	(1,176,500)	—	—	(1,176,500)
Futures margins	(375,237)	—	—	(375,237)

Total Liabilities	$(1,551,737)	$(1,896,957)	$—	$(3,448,694)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of August 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bond	Buy	244	12/21/09	$29,219,000	$314,750
U.S. Treasury Nts., 2 yr.	Sell	75	12/31/09	16,225,781	(48,570)
U.S. Treasury Nts., 5 yr.	Sell	609	12/31/09	70,187,250	(410,181)
U.S. Treasury Nts., 10 yr.	Buy	686	12/21/09	80,412,063	586,102

					$442,101

Written Options as of August 31, 2009 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

JPMorgan Chase & Co.	Call	1,300	$45.00	12/21/09	$198,895	$(399,100)
JPMorgan Chase & Co.	Call	1,300	43.00	12/21/09	275,593	(497,900)
JPMorgan Chase & Co.	Put	1,300	39.00	12/21/09	535,586	(279,500)

					$1,010,074	$(1,176,500)

F19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of August 31, 2009 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value	(Depreciation)

Carnival Corp.
Goldman Sachs International	Buy	$5,000	1.00%	6/20/14	$(143,555)	$98,675	$(44,880)

	Total	5,000			(143,555)	98,675	(44,880)
Markit CMBX North America AA Index, Series 1
Goldman Sachs International	Buy	15,000	0.25	10/12/52	(7,909,688)	7,199,375	(710,313)

	Total	15,000			(7,909,688)	7,199,375	(710,313)
Erste Group Bank AG:
Goldman Sachs International	Buy	10,000	3.60	6/20/14	—	(751,105)	(751,105)
Goldman Sachs International	Buy	10,000	3.60	6/20/14	—	(751,105)	(751,105)

	Total	20,000			—	(1,502,210)	(1,502,210)
Inco Ltd.:
Morgan Stanley & Co. International Ltd.	Buy	1,605	0.70	3/20/17	—	(45,605)	(45,605)
Morgan Stanley & Co. International Ltd.	Buy	1,615	0.63	3/20/17	—	(38,026)	(38,026)

	Total	3,220			—	(83,631)	(83,631)
Marriott International
Goldman Sachs International	Buy	5,000	1.00	6/20/14	(154,291)	202,930	48,639

	Total	5,000			(154,291)	202,930	48,639
Nordstrom, Inc.
Goldman Sachs International	Buy	5,000	1.00	6/20/14	(217,805)	98,675	(119,130)

	Total	5,000			(217,805)	98,675	(119,130)
Starwood Hotels
Goldman Sachs International	Buy	5,000	5.00	9/20/14	290,566	(254,632)	35,934

	Total	5,000			290,566	(254,632)	35,934
Vale Overseas:
Morgan Stanley & Co. International Ltd.	Sell	1,605	1.17	3/20/17	—	(24,366)	(24,366)
Morgan Stanley & Co. International Ltd.	Sell	1,615	1.10	3/20/17	—	(32,118)	(32,118)

	Total	3,220			—	(56,484)	(56,484)
Whirlpool Corp.
Goldman Sachs International	Buy	5,000	1.00	6/20/14	(207,326)	243,500	36,174

	Total	5,000			(207,326)	243,500	36,174

		Grand Total Buys			(8,342,099)	6,002,682	(2,339,417)

		Grand Total Sells			—	(56,484)	(56,484)

		Total Credit Default Swaps			$(8,342,099)	$5,946,198	$(2,395,901)

F20 | OPPENHEIMER CAPITAL INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Type of Reference	Potential Payments
Asset on which	for Selling Credit		Reference
the Fund Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Single Name Corporate Debt	$3,220,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Swap Summary as of August 31, 2009 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Goldman Sachs International	Credit Default Buy Protection	$60,000	$6,086,313
Morgan Stanley & Co. International Ltd.:
	Credit Default Buy Protection	3,220	(83,631)
	Credit Default Sell Protection	3,220	(56,484)

			(140,115)

	Total Swaps		$5,946,198

See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,594,628,170)	$1,651,632,897
Affiliated companies (cost $365,623,670)	365,623,670

2,017,256,567

Cash	1,827,916
Appreciated swaps, at value (upfront payments paid $361,617)	446,430
Depreciated swaps, at value (upfront payments paid $8,271,048)	7,396,725
Receivables and other assets:
Investments sold (including $48,715,461 sold on a when-issued or delayed delivery basis)	51,788,284
Interest, dividends and principal paydowns	10,274,623
Futures margins	650,263
Shares of beneficial interest sold	430,269
Other	68,640

Total assets	2,090,139,717

Liabilities
Options written, at value (premiums received $1,010,074)	1,176,500
Appreciated swaps, at value (upfront payments received $290,566)	254,632
Depreciated swaps, at value (upfront payments $0)	1,642,325
Payables and other liabilities:
Investments purchased (including $330,105,876 purchased on a when-issued or delayed delivery basis)	335,702,632
Shares of beneficial interest redeemed	3,219,721
Distribution and service plan fees	623,039
Futures margins	375,237
Transfer and shareholder servicing agent fees	295,447
Shareholder communications	117,632
Trustees’ compensation	91,545
Other	79,098

Total liabilities	343,577,808

Net Assets	$1,746,561,909

Composition of Net Assets
Par value of shares of beneficial interest	$233,496
Additional paid-in capital	2,399,519,434
Accumulated net investment loss	(4,085,160)
Accumulated net realized loss on investments and foreign currency transactions	(703,990,481)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	54,884,620

Net Assets	$1,746,561,909

F22 | OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,521,395,474 and 202,878,259 shares of beneficial interest outstanding)	$7.50
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.96

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,517,997 and 11,885,798 shares of beneficial interest outstanding)	$7.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,970,253 and 15,407,252 shares of beneficial interest outstanding)	$7.33

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,678,185 and 3,325,077 shares of beneficial interest outstanding)	$7.42
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2009

Investment Income

Interest (net of foreign withholding taxes of $1,955)	$76,992,281
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $63,817)	35,806,315
Affiliated companies	974,685
Fee income	6,015,098
Income from investment of securities lending cash collateral, net—affiliated companies	121,165
Other income	51,412

Total investment income	119,960,956

Expenses

Management fees	8,661,154
Distribution and service plan fees:
Class A	3,256,157
Class B	883,890
Class C	824,316
Class N	103,423
Transfer and shareholder servicing agent fees:
Class A	2,738,021
Class B	372,924
Class C	262,311
Class N	84,071
Shareholder communications:
Class A	259,289
Class B	41,377
Class C	20,527
Class N	4,044
Trustees’ compensation	57,578
Custodian fees and expenses	47,281
Other	235,337

Total expenses	17,851,700
Less reduction to custodian expenses	(4,380)
Less waivers and reimbursements of expenses	(1,328,389)

Net expenses	16,518,931

Net Investment Income	103,442,025
F24 | OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(614,170,476)
Closing and expiration of option contracts written	9,273,988
Closing and expiration of futures contracts	(14,118,735)
Foreign currency transactions	12,374
Short positions	30,474
Swap contracts	(217,253,148)

Net realized loss	(836,225,523)
Net change in unrealized appreciation (depreciation) on:
Investments	67,868,019
Translation of assets and liabilities denominated in foreign currencies	23,785
Futures contracts	710,127
Option contracts written	(3,206,028)
Swap contracts	14,790,977

Net change in unrealized appreciation	80,186,880

Net Decrease in Net Assets Resulting from Operations	$(652,596,618)

See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2009	2008

Operations
Net investment income	$103,442,025	$142,587,283
Net realized gain (loss)	(836,225,523)	92,141,105
Net change in unrealized appreciation (depreciation)	80,186,880	(523,348,840)

Net decrease in net assets resulting from operations	(652,596,618)	(288,620,452)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,672,687)	(105,751,588)
Class B	(1,130,595)	(6,869,670)
Class C	(1,023,144)	(5,586,587)
Class N	(316,687)	(1,535,709)

	(26,143,113)	(119,743,554)
Distributions from net realized gain:
Class A	(37,059,071)	(207,022,542)
Class B	(2,469,624)	(17,190,311)
Class C	(2,220,061)	(13,819,719)
Class N	(586,051)	(3,214,999)

	(42,334,807)	(241,247,571)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(25,970,924)	(18,854,143)
Class B	(21,629,291)	(42,194,637)
Class C	20,299,818	(17,585,472)
Class N	40,957	(1,623,106)

	(27,259,440)	(80,257,358)

Net Assets
Total decrease	(748,333,978)	(729,868,935)
Beginning of period	2,494,895,887	3,224,764,822

End of period (including accumulated net investment income (loss) of $(4,085,160) and $41,554,718, respectively)	$1,746,561,909	$2,494,895,887

See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.44	$13.10	$12.28	$12.63	$11.84

Income (loss) from investment operations:
Net investment income[1]	.48	.59	.47	.39	.38
Net realized and unrealized gain (loss)	(3.11)	(1.74)	.82	.16	1.28

Total from investment operations	(2.63)	(1.15)	1.29	.55	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.50)	(.42)	(.37)	(.48)
Distributions from net realized gain	(.19)	(1.01)	(.05)	(.53)	(.39)

Total dividends and/or distributions to shareholders	(.31)	(1.51)	(.47)	(.90)	(.87)

Net asset value, end of period	$7.50	$10.44	$13.10	$12.28	$12.63

Total Return, at Net Asset Value[2]	(25.18)%	(9.51)%	10.50%	4.68%	14.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,521,396	$2,176,214	$2,754,566	$2,594,507	$2,670,552

Average net assets (in thousands)	$1,388,938	$2,458,736	$2,809,861	$2,608,268	$2,565,609

Ratios to average net assets:[3]
Net investment income	6.64%	5.11%	3.54%	3.21%	3.09%
Total expenses	1.02%[4]	0.91%[4]	0.88%[4]	0.91%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.91%	0.88%	0.91%	0.89%

Portfolio turnover rate[5]	92%	68%	66%	66%	55%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.03%
Year Ended August 31, 2008	0.91%
Year Ended August 31, 2007	0.88%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
Year Ended August 31, 2005	$3,541,353,653	$3,677,756,448
See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.31	$12.94	$12.14	$12.49	$11.72

Income (loss) from investment operations:
Net investment income[1]	.41	.49	.35	.28	.28
Net realized and unrealized gain (loss)	(3.09)	(1.71)	.81	.16	1.26

Total from investment operations	(2.68)	(1.22)	1.16	.44	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.40)	(.31)	(.26)	(.38)
Distributions from net realized gain	(.19)	(1.01)	(.05)	(.53)	(.39)

Total dividends and/or distributions to shareholders	(.27)	(1.41)	(.36)	(.79)	(.77)

Net asset value, end of period	$7.36	$10.31	$12.94	$12.14	$12.49

Total Return, at Net Asset Value[2]	(25.94)%	(10.20)%	9.54%	3.84%	13.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,518	$153,650	$240,849	$258,812	$299,093

Average net assets (in thousands)	$88,562	$193,912	$262,574	$273,916	$304,769

Ratios to average net assets:[3]
Net investment income	5.80%	4.27%	2.70%	2.37%	2.25%
Total expenses	2.03%[4]	1.75%[4]	1.71%[4]	1.74%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.75%	1.71%	1.74%	1.73%

Portfolio turnover rate[5]	92%	68%	66%	66%	55%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	2.04%
Year Ended August 31, 2008	1.75%
Year Ended August 31, 2007	1.71%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
Year Ended August 31, 2005	$3,541,353,653	$3,677,756,448
See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER CAPITAL INCOME FUND

Class C Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.26	$12.89	$12.10	$12.46	$11.69

Income (loss) from investment operations:
Net investment income[1]	.41	.49	.36	.29	.28
Net realized and unrealized gain (loss)	(3.07)	(1.71)	.79	.15	1.26

Total from investment operations	(2.66)	(1.22)	1.15	.44	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.40)	(.31)	(.27)	(.38)
Distributions from net realized gain	(.19)	(1.01)	(.05)	(.53)	(.39)

Total dividends and/or distributions to shareholders	(.27)	(1.41)	(.36)	(.80)	(.77)

Net asset value, end of period	$7.33	$10.26	$12.89	$12.10	$12.46

Total Return, at Net Asset Value[2]	(25.85)%	(10.22)%	9.53%	3.83%	13.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,970	$130,753	$184,782	$163,959	$167,013

Average net assets (in thousands)	$82,632	$156,924	$182,640	$165,514	$150,410

Ratios to average net assets:[3]
Net investment income	5.77%	4.29%	2.74%	2.40%	2.27%
Total expenses	1.91%[4]	1.72%[4]	1.69%[4]	1.71%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.72%	1.69%	1.71%	1.71%

Portfolio turnover rate[5]	92%	68%	66%	66%	55%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.92%
Year Ended August 31, 2008	1.72%
Year Ended August 31, 2007	1.69%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
Year Ended August 31, 2005	$3,541,353,653	$3,677,756,448
See accompanying Notes to Financial Statements.
F29 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.36	$13.00	$12.20	$12.55	$11.78

Income (loss) from investment operations:
Net investment income[1]	.44	.54	.42	.34	.34
Net realized and unrealized gain (loss)	(3.09)	(1.71)	.80	.16	1.26

Total from investment operations	(2.65)	(1.17)	1.22	.50	1.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.46)	(.37)	(.32)	(.44)
Distributions from net realized gain	(.19)	(1.01)	(.05)	(.53)	(.39)

Total dividends and/or distributions to shareholders	(.29)	(1.47)	(.42)	(.85)	(.83)

Net asset value, end of period	$7.42	$10.36	$13.00	$12.20	$12.55

Total Return, at Net Asset Value[2]	(25.54)%	(9.78)%	10.01%	4.32%	13.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,678	$34,279	$44,568	$35,651	$29,444

Average net assets (in thousands)	$21,877	$39,025	$41,919	$32,598	$22,974

Ratios to average net assets:[3]
Net investment income	6.25%	4.74%	3.19%	2.82%	2.73%
Total expenses	1.44%[4]	1.29%[4]	1.25%[4]	1.30%	1.24%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.29%	1.25%	1.30%	1.24%

Portfolio turnover rate[5]	92%	68%	66%	66%	55%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.29%
Year Ended August 31, 2007	1.25%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
Year Ended August 31, 2005	$3,541,353,653	$3,677,756,448
See accompanying Notes to Financial Statements.
F30 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the
F31 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the
F32 | OPPENHEIMER CAPITAL INCOME FUND

security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$330,105,876
Sold securities	48,715,461
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the
F33 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of August 31, 2009, the Fund held no securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of August 31, 2009 is as follows:

Cost	$21,735,385
Market Value	$297,295
Market Value as a % of Net Assets	0.02%
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign
F34 | OPPENHEIMER CAPITAL INCOME FUND

currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F35 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$—	$—	$696,898,821	$43,792,052

1.	As of August 31, 2009, the Fund had $96,200,452 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2009, details of the capital loss carryforward was as follows:

Expiring

2017	$96,200,452

2.	As of August 31, 2009, the Fund had $596,840,422 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $3,857,947 of straddle losses which were deferred.

4.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended August 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated
Reduction	Net Investment	Net Realized Loss
to Paid-in Capital	Income	on Investments

$39,718,422	$122,938,790	$162,657,212
F36 | OPPENHEIMER CAPITAL INCOME FUND

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

Distributions paid from:
Ordinary income	$26,143,113	$177,532,852
Long-term capital gain	42,334,807	183,458,273

Total	$68,477,920	$360,991,125

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,973,298,210
Federal tax cost of other investments	28,154,154

Total federal tax cost	$2,001,452,364

Gross unrealized appreciation	$150,813,250
Gross unrealized depreciation	(107,021,198)

Net unrealized appreciation	$43,792,052

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
F37 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
F38 | OPPENHEIMER CAPITAL INCOME FUND

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	9,880,448	$70,888,124	12,981,349	$150,790,897
Dividends and/or distributions reinvested	7,730,381	57,108,730	25,570,540	292,399,070
Acquisition—Note 9	29,547,222	216,876,613	—	—
Redeemed	(52,675,189)	(370,844,391)	(40,406,262)	(462,044,110)

Net decrease	(5,517,138)	$(25,970,924)	(1,854,373)	$(18,854,143)

Class B
Sold	1,280,276	$8,915,666	1,736,556	$19,914,724
Dividends and/or distributions reinvested	477,971	3,449,546	2,023,125	22,882,525
Acquisition—Note 9	1,634,241	11,782,874	—	—
Redeemed	(6,415,128)	(45,777,377)	(7,461,165)	(84,991,886)

Net decrease	(3,022,640)	$(21,629,291)	(3,701,484)	$(42,194,637)

Class C
Sold	1,362,292	$9,566,933	1,614,479	$18,638,806
Dividends and/or distributions reinvested	415,028	2,977,269	1,550,328	17,451,273
Acquisition—Note 9	5,533,783	39,732,560	—	—
Redeemed	(4,645,103)	(31,976,944)	(4,753,826)	(53,675,551)

Net increase (decrease)	2,666,000	$20,299,818	(1,589,019)	$(17,585,472)

Class N
Sold	567,745	$3,968,082	777,831	$8,978,664
Dividends and/or distributions reinvested	115,562	842,718	385,662	4,378,404
Acquisition—Note 9	504,245	3,660,819	—	—
Redeemed	(1,172,891)	(8,430,662)	(1,280,903)	(14,980,174)

Net increase (decrease)	14,661	$40,957	(117,410)	$(1,623,106)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended August 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,191,639,684	$1,839,302,448
U.S. government and government agency obligations	13,833,022	2,481,684
To Be Announced (TBA) mortgage-related securities	3,381,592,419	3,374,427,225
F39 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2009, the Fund paid $3,312,510 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior
F40 | OPPENHEIMER CAPITAL INCOME FUND

to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$7,221,183
Class C	4,845,305
Class N	776,409
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2009	$242,029	$3,783	$224,599	$4,782	$1,708
Waivers and Reimbursements of Expenses. Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average annual net assets through March 31, 2010. During the year ended August 31, 2009, the Manager waived $1,046,255. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended August 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$99,188
Class C	26,769
Class N	13,239
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2009, the Manager waived $142,938 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to
F41 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically,
F42 | OPPENHEIMER CAPITAL INCOME FUND

the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. As of August 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $10,444,355, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $7,511,013 as of August 31, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of August 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $140,115. If a contingent feature would have been triggered as of August 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
F43 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of August 31, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted	Statement of			Statement of
for as Hedging	Assets and			Assets and
Instruments under	Liabilities			Liabilities
Statement 133(a)	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$446,430		Appreciated swaps, at value	$254,632
Credit contracts	Depreciated swaps, at value	7,396,725		Depreciated swaps, at value	1,642,325
Equity contracts	Investments, at value*	2,601,200		Options written, at value	1,176,500
Interest rate contracts	Futures margins	650,263	**	Futures margins	375,237	**

Total		$11,094,618			$3,448,694

*	Amounts relate to purchased options.

**	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivative[1]
	Investments
Derivatives Not	from unaffiliated	Closing and
Accounted for	companies	expiration	Closing and
as Hedging	(including	of option	expiration of
Instruments under	premiums on	contracts	futures	Swap
Statement 133(a)	options exercised)*	written	contracts	contracts	Total

Interest rate contracts	$—	$—	$(3,102,043)	$2,288,311	$(813,732)
Equity contracts	3,885,977	1,388,108	—	—	5,274,085
Credit contracts	—	—	—	(26,178,759)	(26,178,759)

Total	$3,885,977	$1,388,108	$(3,102,043)	$(23,890,448)	$(21,718,406)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or Loss Recognized on Derivative[1]
Derivatives Not Accounted for		Option
as Hedging Instruments		contracts	Futures
under Statement 133(a)	Investment*	written	contracts	Swap contracts	Total

Interest rate contracts	$—	$—	$1,563,373	$(2,166,612)	$(603,239)
Equity contracts	(1,042,320)	3,166,027	—	—	2,123,707
Credit contracts	—	—	—	25,451,930	25,451,930

Total	$(1,042,320)	$3,166,027	$1,563,373	$23,285,318	$26,972,398

*	Includes purchased option contracts and purchased swaption contracts, if any.

1.	For the six months ending August 31, 2009.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
F44 | OPPENHEIMER CAPITAL INCOME FUND

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended August 31, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of August 31, 2008	28,025	$1,725,404	31,190	$14,962,368
Options written	154,785	13,768,222	36,633	16,722,931
Options closed or expired	(168,660)	(13,460,497)	(34,834)	(11,995,074)
Options exercised	(11,550)	(1,558,641)	(31,689)	(19,154,639)

Options outstanding as of August 31, 2009	2,600	$474,488	1,300	$535,586

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by
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contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from, the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of August 31, 2009, the Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     As of August 31, 2009, the Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     As of August 31, 2009, the Fund had no such interest rate swap agreements outstanding.
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Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of August 31, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of August 31, 2009, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays
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NOTES TO FINANCIAL STATEMENTS Continued
7. Securities Lending Continued
and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of August 31, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 20, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Acquisition of Oppenheimer Convertible Securities Fund
On August 6, 2009, the Fund acquired all of the net assets of Oppenheimer Convertible Securities Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Convertible Securities Fund shareholders on July 31, 2009. The Fund issued (at an exchange ratio of 1.526814 for Class A, 1.558386 for Class B, 1.561290 for Class C, and 1.543169 for Class N shares of the Fund to one share of Oppenheimer Convertible Securities Fund) 23,616,168; 1,634,241; 5,533,783; and 504,245 shares of beneficial interest for Class A, Class B, Class C, and Class N, respectively, valued at $173,342,676, $11,782,874, $39,732,560, and $3,660,819 in exchange for the net assets. The Fund issued (at an exchange ratio of 1.525141 per Class A share of the Fund to one Class M share of Oppenheimer Convertible Securities Fund) 5,931,054 shares of beneficial interest for Class M shares valued at $43,533,937. All of this resulted in combined Class A net assets of $1,512,969,527, Class B net assets of $86,825,315, Class C net assets of $112,512,301, and Class N net assets of $24,319,909 on August 6, 2009. The net assets acquired included net unrealized depreciation of $5,988,078 and an unused capital loss carryforward of $110,959,837, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.
10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund
F50 | OPPENHEIMER CAPITAL INCOME FUND

contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Capital Income Fund for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
October 20, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.1883 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 30, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER CAPITAL INCOME FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borre and Krishna Memani, the portfolio managers for the Fund since April, 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median. The Board considered the Fund’s asset allocation, 50% equities and 50% fixed income, and noted that though the equity portion of the Fund outperformed its capital market benchmark, the fixed income portion underperformed its benchmark. The Board noted a change in the portfolio manager that took effect in April, 2009, and noted that change in the underlying investment philosophy of the portfolio managed by the Value Team.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation conservative funds with comparable asset levels and distribution features.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
The Board noted that the Fund’s total expenses were lower than its peer group median and its actual management fees were competitive with its peer group median. The Board also noted that effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 1999) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001);
27 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Continued	Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Zack and Ms. Borré, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President and Portfolio Manager (since 2009) Age: 42	Vice President of the Manager (since April 2009) and a Senior Research Analyst of the Manager (February 2003-April 2009). Prior to joining the Manager, Managing Director and Partner at J&W Seligman (July 1996-January 2003); Adjunct Assistant Professor of Finance and Economics at Columbia Business School (2003-2005); served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (2004-2005).

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (from June 2006 through January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (from August 2002 through March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (from September 1998 through June 2002). He is a portfolio manager and an officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000),
28 | OPPENHEIMER CAPITAL INCOME FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Continued	and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER CAPITAL INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $36,600 in fiscal 2009 and D&T billed $38,875 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2009 and no such fees fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: review of N-14, internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,426 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $218,966 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Capital Income Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 10/09/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 10/09/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 10/09/2009